UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

AT&T Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

002CS40096 Annual Meeting Notice and Admission Ticket

00SCUQ

IMPORTANT ANNUAL MEETING INFORMATION —

YOUR VOTE COUNTS!

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Under new Securities and Exchange Commission rules, the proxy materials that you would normally receive by mail for the annual meeting are now available on the Internet. When you go online, you can view the proxy materials, cast your vote, and even request a paper or e-mail copy of the proxy materials. The items to be voted on and location of the annual meeting are shown on the reverse side. Your vote is important!

Important Notice Regarding the Availability of Proxy Materials for the

AT&T Inc. Stockholder Meeting to be Held on Friday, April 25, 2008

This communication presents only an overview of the more complete proxy materials that are available to you on the

Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and annual report to stockholders are available at www.investorvote.com/att.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 15, 2008, to facilitate timely delivery.

www.investorvote.com/att

_ Easy Online Access — A Convenient Way to View Proxy Materials and Vote!

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.investorvote.com/att to view the proxy statement, which contains details of the proposals to be voted on, and the annual report.

Step 2: Click the Vote or Request Materials Section.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and Vote.

Annual Meeting Notice and Admission Ticket

AT&T Inc.’s Annual Meeting will be held on Friday, April 25, 2008, at Alzafar Shrine Temple, 901 North Loop 1604 West,

San Antonio, TX, at 9:00 a.m. Central time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of 14 Directors.

2. Ratification of appointment of independent auditors.

The Board of Directors recommends that you vote AGAINST the following proposals:

3. Report on political contributions.

4. Pension credit policy.

5. Lead independent director bylaw.

6. SERP policy.

7. Advisory vote on compensation.

Please note: This is not a proxy. To vote your shares you must vote online or by telephone or request a set of proxy materials to receive a proxy card. If you wish to attend the meeting and vote in person, please bring this notice and photo identification with you.

Here's how to order a paper or e-mail copy of the proxy materials:

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

_ Telephone – Call us free of charge at 1-866-641-4276 in the US, Canada or Puerto Rico using a touch-tone phone and follow the instructions to log in and order a set of proxy materials.

_ Internet – Go to www.investorvote.com/att. Follow the instructions to log in and order a set of proxy materials.

_ Email – Send an email message with “Proxy Materials Order” in the subject line and, in the body of the message, your full name and address and the three numbers in the shaded bar on the reverse side to investorvote@computershare.com.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 15, 2008.

00SCUQ

Directions to the AT&T Inc. 2008 Annual Meeting

The Alzafar Shrine Temple is located in San Antonio on the westbound frontage road of North Loop 1604 between the Stone Oak Parkway and Blanco Road exits.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 4/25/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Annual Report / Proxy Statement

To view this material, have the 12-digit Control #'(s) available and visit: **www.proxyvote.com**

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/7/08.

To request material: **Internet**: www.proxyvote.com **Telephone**: 1-800-579-1639 ****Email**: sendmaterial@proxyvote.com

If requesting material by e-mail please send a blank e-mail with the **12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

BROADRIDGE

51 MERCEDES WAY
EDGEWOOD, NY 11717

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40
3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXXX40
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY
8-11717

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AT&T INC.

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote *now* by Internet, go to **WWW.PROXYVOTE.COM.**
Please refer to the proposals and follow the instructions.

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PAGE A (OF DUPLEX A/B)

Meeting Type: Annual

Meeting Date: 4/25/08

Meeting Time: 9:00 a.m. Central Time

For holders as of: 2/27/08

Alzafar Shrine Temple

901 North Loop 1604 West

San Antonio, Texas 78232-1040

Meeting Location:

THIS AREA RESERVED FOR LANGUAGE

PERTAINING TO HOUSEHOLDING

IF APPLICABLE.

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SHARESXXXXXXXXXXX

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Election of Directors —The Board of Directors

recommends a vote FOR the listed nominees.

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Voting items

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1c. Gilbert F. Amelio

1i. Lynn M. Martin

1h. Jon C. Madonna

1g. James P. Kelly

1d. Reuben V. Anderson

1e. James H. Blanchard

1f. August A. Busch III

1k. Mary S. Metz

1j. John B. McCoy

1l. Joyce M. Roché

1m. Laura D’Andrea Tyson

3. Report on political contributions.

4. Pension credit policy.

1n. Patricia P. Upton

2. Ratification of appointment of independent

auditors.

5. Lead independent director bylaw.

6. SERP policy.

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1. Nominees:

1a. Randall L. Stephenson

1b. William F. Aldinger III

7. Advisory vote on compensation.

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FINANCIAL SOLUTIONS

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEWOOD, NY

11717

Director Proposal — The Board of Directors

recommends a vote FOR Item 2.

Stockholder Proposals — The Board of Directors

recommends a vote AGAINST Items 3 – 7.

PAGE C (OF DUPLEX C/D)

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IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE

THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT

VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE

RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE

OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR

TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR

BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED

AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING

TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED,

WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL

NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR

INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE. IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR

INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

Voting Instructions

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